Exhibit 4.1

	COMMON SHARES			COMMON SHARES

THIS CERTIFICATE IS
TRANSFERABLE IN THE
WH00460	CITY OF TORONTO,				SPECIMEN
NUMBER	ONTARIO OR NEW YORK,				SHARES
NEW YORK

	INCORPORATED UNDER THE			SEE REVERSE FOR
	LAWS OF CANADA			CERTAIN DEFINITIONS
OF ONTARIO
CUSIP 980905 20 2
WORLD HEART CORPORATION

THIS CERTIFIES THAT

SPECIMEN
SPECIMEN

is the owner of

FULLY PAID AND NON-ASSESSABLE COMMON SHARES, WITHOUT NOMINAL OR PAR VALUE, OF

WORLD HEART CORPORATION

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate duly endorsed. Holders may surrender this Certificate to the Transfer Agent and Registrar in Toronto or the Co-Transfer Agent and Co-Registrar, in New York.

In Witness Whereof, the Corporation has caused this Certificate to be signed in facsimile by its duly authorized officers and a facsimile of its corporate seal to be affixed.

	Dated:	SPECIMEN

	COUNTERSIGNED AND REGISTERED:		CHASE MELLON SHAREHOLDER
	CIBC MELLON TRUST COMPANY		SERVICES LLC	CHAIRMAN
	Transfer Agent and Registrar		Co-Transfer Agent and Co-Registrar

	BY:		BY:

	AUTHORIZED OFFICER		AUTHORIZED OFFICER	SECRETARY

THE CLASS OF SHARES THAT THIS CERTIFICATE REPRESENTS HAS RIGHTS, PRIVILEGES, RESTRICTIONS AND CONDITIONS ATTACHED THERETO AND THE CORPORATION WILL FURNISH TO A SHAREHOLDER, ON DEMAND AND WITHOUT CHARGE, A FULL COPY OF THE TEXT OF (i) THE RIGHTS, PRIVILEGES, RESTRICTIONS AND CONDITIONS ATTACHED TO EACH CLASS AUTHORIZED TO BE ISSUED AND TO EACH SERIES INSOFAR AS THE SAME HAVE BEEN FIXED BY THE DIRECTORS, AND (ii) THE AUTHORITY OF THE DIRECTORS TO FIX THE RIGHTS, PRIVILEGES, RESTRICTIONS AND CONDITIONS OF SUBSEQUENT SERIES.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	UNIF TRAN MIN ACT	Custodian
TEN ENT	—	as tenants by the entireties	(Cust)	(Minor)
JT TEN	—	as joint tenants with right of	under Uniform Transfers to Minors Act
survivorship and not as tenants in common
(State)

			UNIF GIFT MIN ACT	Custodian
			(Cust)	(Minor)
under Uniform Gifts to Minors Act

(State)

Additional abbreviations may also be used though not in the above list.

For Value Received, hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

Common Shares
of the Corporation represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:

NOTICE: The signature to this assignment must correspond with the name as written upon the face of this certificate in every particular, without alteration or enlargement or any change whatever.

SIGNATURE(S) GUARANTEED:

By

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.